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                                                                   EXHIBIT 10(m)

                              FOURTH AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of the 22nd day of August, 1995, by and among PLAINS RESOURCES INC., a Delaware corporation (the "Company"), INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION, as Agent ("Agent"), and the Lenders under the Original Agreement (as defined herein).

                              W I T N E S S E T H:

     WHEREAS, the Company, Agent and Lenders entered into that certain Second Amended and Restated Credit Agreement dated as of February 11, 1994, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of September 15, 1994, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of January 25, 1995, and that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of June 12, 1995 (as amended, including any schedules thereto, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make loans to the Company as therein provided; and

     WHEREAS, the Company, Agent and Lenders desire to amend the Original Agreement for the purposes described herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                    ARTICLE I. -- Definitions and References

     (S) 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     (S) 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this (S) 1.2.

     "Amendment" means this Fourth Amendment to Second Amended and Restated Credit Agreement.

     "Credit Agreement" means the Original Agreement as amended hereby.

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                           ARTICLE II. -- Amendments

     (S) 2.1. Definitions. (a) The definition of "Banque Paribas Facility" set forth in Section 1.01 of the Original Agreement is hereby deleted. A new definition of "Bank of Boston/ING Capital Facility" is hereby added to Section
1.01 of the Original Agreement immediately after the definition of "Bank", to read as follows:

     "Bank of Boston/ING Capital Facility" shall mean, collectively, two uncommitted secured demand transactional line of credit facilities, in an aggregate amount not to exceed $80,000,000, dated August 15, 1995 among The First National Bank of Boston, individually and as agent, Internationale Nederlanden (U.S.) Capital Corporation, the other lenders named therein and
     (i) Plains Marketing, and (ii) PMCT, together with the security documents and other documents and agreements executed in connection with each such facility.

     (b) The definition of "PMCT" set forth in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:

     "PMCT" shall mean PMCT Inc., a Delaware corporation, a Wholly-Owned subsidiary of the Company.

     (S) 2.2. Limitation on Liens. Sections 9.08(j) and 9.08(k) of the Original Agreement are hereby amended in their entirety to read as follows:

     "(j) Liens upon any properties, including all deposit accounts of Plains Marketing, PMCT or their Wholly-Owned Subsidiaries, securing the Bank of Boston/ING Capital Facility;"

     "(k) one or more letters of credit issued for the account of the Company that do not in the aggregate at any time exceed a face amount of $1,000,000, which are issued to secure a guaranty by the Company of the Indebtedness of Plains Marketing and its Wholly-Owned Subsidiaries under the Bank of Boston/ING Capital Facility, and Liens securing such guaranty by the Company in favor of the agent or lenders under the Bank of Boston/ING Capital Facility upon all securities or other property belonging to the Company now or hereafter held by such agent or lenders and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from such agent or lenders to the Company or subject to withdrawal by the Company; provided, any such securities or other property belonging to the Company acquired by such agent or lenders pursuant to the exercise by such agent or lenders of any such Lien shall be applied first, against the Obligations then due and owing, and then, against the obligations of the Company under such guaranty;"

     (S) 2.3. Limitation on Indebtedness. Section 9.09(e) of the Original Agreement is hereby amended in its entirety to read as follows:

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     "(e)  Indebtedness of Plains Marketing, PMCT and their Wholly-Owned
     Subsidiaries under the Bank of Boston/ING Capital Facility, the guaranty by the Company of such Indebtedness (together with letter of credit reimbursement obligations of the Company in connection with one or more letters of credit issued for the account of the Company to secure such guaranty that do not in the aggregate at any time exceed a face amount of $1,000,000), other Indebtedness of Plains Marketing, PMCT and their Wholly-Owned Subsidiaries arising in the ordinary course of their businesses under crude oil purchase or sale agreements, crude oil future, forward or similar contracts, or letters of credit supporting such obligations, in an aggregate amount not in excess of (i) $90,000,000 minus (ii) the outstanding Indebtedness under the Bank of Boston/ING Capital Facility, and guaranties by the Company of such other Indebtedness;"

     (S) 2.4. Limitation on Indebtedness. Section 9.09(h) of the Original Agreement is hereby deleted in its entirety and replaced with the phrase "intentionally omitted".

     (S) 2.5. Plains Marketing Guaranty. Agent and Lenders hereby agree that any monies, securities or other property of Plains Marketing acquired by Agent or any Lender pursuant to the exercise by Agent or any Lender of their right of offset granted by Plains Marketing pursuant to Section 8 of that certain Amended and Restated Guaranty dated February 11, 1994 by Plains Marketing and other guarantors in favor of Agent and Lenders, shall be applied first, against the obligations of Plains Marketing then due and owing under the Bank of Boston/ING Capital Facility, and then, against the obligations of Plains Marketing under such Amended and Restated Guaranty.

     (S) 2.6. Redemption of $1.30 Cumulative Convertible Preferred Stock. Lenders hereby consent to the redemption of 48,070 shares of the Company's $1.30 Cumulative Convertible Preferred Stock at the aggregate redemption price of $481,000, plus any accrued and unpaid dividends thereon otherwise permitted to be paid by the Company under the Credit Agreement, and waive any Default or Event of Default arising from such redemption.

     (S) 2.7. Termination and Release of Plains Marketing Security Agreement. Pursuant to that certain Security Agreement dated February 11, 1994 by Plains Marketing in favor of INCC, individually and as Agent, Plains Marketing pledged all of the shares of stock of Plains Liquids Transport Inc., Plains Terminal & Transfer Corporation and PLX Crude Lines Inc. as collateral for the Obligations. The Company hereby represents and warrants that (i) Plains Liquids Transport Inc. has been merged into the Company and (ii) the Company is now record holder of such shares of stock of Plains Terminal & Transfer Corporation and PLX Crude Lines Inc. In reliance upon the foregoing representation and warranty, Agent and Lenders do hereby TERMINATE, RELEASE, QUITCLAIM, SURRENDER and DISCHARGE unto the Company, its successors and assigns, all right, title and interest of Agent and Lenders in and to the Collateral (as defined in such Security Agreement) and hereby declares that such Collateral is fully released and discharged from all liens, security interests and other encumbrances in favor of Agent or Lenders.

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     ARTICLE III. -- Conditions of Effectiveness

     (S) 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when (i) Agent shall have received, at Agent's office, a counterpart of this Amendment executed and delivered by the Company and Majority Lenders, (ii) Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Agent:

     (A) Officer's Certificate. A certificate of a duly authorized officer of the Company to the effect that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the date thereof.

                 ARTICLE IV. -- Representations and Warranties

     (S) 4.1. Representations and Warranties of the Company. In order to induce Agent and Lenders to enter into this Amendment, the Company represents and warrants to Agent and Lenders that:

      (a) The representations and warranties contained in Section 8 of the Original Agreement, are true and correct at and as of the time of the effectiveness hereof.

      (b) The Company and the Subsidiaries are duly authorized to execute and deliver this Amendment and the Company is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement. The Company and the Subsidiaries have duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of their respective obligations hereunder.

      (c) The execution and delivery by the Company and the Subsidiaries of this Amendment, the performance by the Company and the Subsidiaries of their respective obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate or articles of incorporation and bylaws of the Company or any Subsidiary, or of any material agreement, judgment, license, order or permit applicable to or binding upon the Company or any Subsidiary, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Company or any Subsidiary, except in favor of Agent for the benefit of Lenders. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Company or any Subsidiary of this Amendment or to consummate the transactions contemplated hereby.

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      (d) When this Amendment has been duly executed and delivered, each of the
     Basic Documents, as amended by this Amendment, will be a legal and binding instrument and agreement of the Company and the Subsidiaries, enforceable in accordance with its terms, (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency and similar laws applicable to creditors' rights generally and to general principles of equity).

                          ARTICLE V. -- Miscellaneous

     (S) 5.1. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Basic Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Basic Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Basic Document nor constitute a waiver of any provision of the Credit Agreement or any other Basic Document.

     (S) 5.2. Ratification of Security Documents. The Company, Agent and Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and is secured indebtedness under, and is secured by, each and every Security Document to which the Company is a party. The Company hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of the Company described as collateral in any Security Document.

     (S) 5.3. Survival of Agreements. All representations, warranties, covenants and agreements of the Company herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by the Company or any Subsidiary hereunder or under the Credit Agreement to Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, the Company under this Amendment and under the Credit Agreement.

     (S) 5.4. Basic Documents. This Amendment is a Basic Document, and all provisions in the Credit Agreement pertaining to Basic Documents apply hereto.

                                      -5-
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     (S) 5.5.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

     (S) 5.6. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.


                              PLAINS RESOURCES INC.


                              By: /s/ Phillip D. Kramer
                                 -----------------------------
                                 Phillip D. Kramer
                                 Vice President and Treasurer


                              INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL
                              CORPORATION, individually as a Lender and as Agent


                              By: /s/ Christopher R. Wagner
                                 ----------------------------------------
                                 Christopher R. Wagner, Senior Associate


                              THE FIRST NATIONAL BANK OF BOSTON, Lender


                              By: /s/ George W. Passela
                                 ---------------------------------------
                                 George W. Passela, Managing Director

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                              DEN NORSKE BANK AS, Lender



                              By: /s/ Alfred C. Jones, III
                                 ---------------------------------------
                                 Name: Alfred C. Jones, III
                                 Title: Senior Vice President
                                        and General Counsel

                              By: /s/ Philip Kurpiewski
                                 ---------------------------------------
                                 Name: Philip Kurpiewski
                                 Title: First Vice President


                              FIRST INTERSTATE BANK OF TEXAS, N.A., Lender


                              By: /s/ Ann M. Rhoads
                                 ---------------------------------------
                                 Ann M. Rhoads, Vice President


                              TEXAS COMMERCE BANK NATIONAL ASSOCIATION, Lender


                              By: /s/ Michael V. Addy
                                 ---------------------------------------
                                 Michael V. Addy, Executive Vice President

                                      -7-
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                             CONSENT AND AGREEMENT

     Each of the undersigned Subsidiary Guarantors hereby consents to the provisions of this Amendment and the transactions contemplated herein and hereby
(i) acknowledge and agree that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes and the Renewal Notes are Obligations and is secured indebtedness under, and is secured by, each and every Security Document to which it is a party, (ii) re-pledges, re-grants and re-assigns a security interest in and lien on all of its assets described as collateral in any Security Document and (iii) ratifies and confirms its Amended and Restated Guaranty dated February 11, 1994 made by it for the benefit of Agent and Lenders, expressly acknowledges and agrees that such Subsidiary Guarantor guarantees all indebtedness, liabilities and obligations arising under or in connection with the Notes and the Renewal Notes pursuant to the terms of such Amended and Restated Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                              CALUMET FLORIDA, INC.
                               a Delaware corporation

                              By: /s/ Phillip D. Kramer
                                 ---------------------------------------
                                 Phillip D. Kramer, Vice President


                              PLAINS LIQUIDS TRANSPORT INC.,
                               a Delaware corporation

                              By: /s/ Phillip D. Kramer
                                 ---------------------------------------
                                 Phillip D. Kramer, Vice President


                              PLAINS MARKETING & TRANSPORTATION INC.,
                               a Delaware corporation

                              By: /s/ Phillip D. Kramer
                                 ---------------------------------------
                                 Phillip D. Kramer, Vice President


                              PLAINS RESOURCES INTERNATIONAL INC.,
                               a Delaware corporation

                              By: /s/ Phillip D. Kramer
                                 ---------------------------------------
                                 Phillip D. Kramer, Vice President

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                              PLAINS TERMINAL & TRANSFER CORPORATION,
                               a Delaware corporation

                              By: /s/ Phillip D. Kramer
                                 ---------------------------------------
                                 Phillip D. Kramer, Vice President


                              PRI PRODUCING INC.,
                               a Delaware corporation

                              By: /s/ Phillip D. Kramer
                                 ---------------------------------------
                                 Phillip D. Kramer, Vice President


                              PLX CRUDE LINES INC.,
                               a Delaware corporation

                              By: /s/ Phillip D. Kramer
                                 ---------------------------------------
                                Phillip D. Kramer, Vice President


                              STOCKER RESOURCES, INC.,
                               a California corporation

                              By: /s/ Phillip D. Kramer
                                 ---------------------------------------
                                 Phillip D. Kramer, Vice President


                              STOCKER RESOURCES, L.P.,
                               a California limited partnership

                              By:   Stocker Resources, Inc.,
                                    its General Partner

                                    By: /s/ Phillip D. Kramer
                                       ---------------------------------
                                      Phillip D. Kramer, Vice President

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